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                                 EXHIBIT 10(o)


                                   YEAR 2000





                                     ANNUAL

                              MANAGEMENT INCENTIVE

                                    PROGRAM





                                USG CORPORATION











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                                     PURPOSE


To enhance USG Corporation's ability to attract, motivate, reward and retain key employees of the Corporation and its operating subsidiaries and to strengthen the existing mutual interest between such key employees and the Corporation's stockholders by providing incentive award opportunities to such key employees who discharge their accountabilities in a manner which makes a measurable contribution to the Corporation's earnings.



                                  INTRODUCTION


This Annual Management Incentive Program is in effect from January 1, 2000 through December 31, 2000.



                                   ELIGIBILITY


Individuals eligible for participation in this Program are those officers and other key employees occupying management positions in Broadband 13 or higher (775 or more hay points). Employees who participate in any other annual incentive program of the Corporation or any of its subsidiaries are not eligible to participate in this Program.



                                      GOALS

For the 2000 Annual Management Incentive Program, Net Earnings, Goal Income and Strategic Targets for USG Corporation, Subsidiaries and Profit Centers will be determined by the Grants and Awards Subcommittee of the Compensation and Organization Committee of the USG Board of Directors (the "Subcommittee") after considering recommendations submitted from USG Corporation and Operating Subsidiaries. Except in the case of a Named Executive Officer (as defined in the Administrative Guidelines below), Profit Center goals may be adjusted by the Chairman of USG Corporation if business conditions or other significant unforeseen circumstances beyond the control of the Profit Center have a major impact on opportunity.












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                                  AWARD VALUES


For the Annual Management Incentive Program, position target incentive values are based on level of accountability and are expressed as a percent of approved annualized salary. Resulting award opportunities represent a fully competitive incentive opportunity for 100% (target) achievement of Corporate, Operating Subsidiary and/or Profit Center goals:


---------------------------------------------------------------------------------------------------------------
                                                                                  POSITION TARGET INCENTIVE

Chairman, President & CEO, USG Corporation                                                     70%
---------------------------------------------------------------------------------------------------------------
Vice Chairman, USG Corporation;                                                                60%
President & CEO, L&W Supply Corporation
---------------------------------------------------------------------------------------------------------------
Executive Vice President & Chief Financial Officer, USG Corporation                            50%

Senior Vice President & General Counsel, USG Corporation

Vice President, USG Corporation;
President & CEO, United States Gypsum Company

Vice President, USG Corporation;
President & CEO, USG Interiors, Inc.
---------------------------------------------------------------------------------------------------------------
USG CORPORATION & OPERATING SUBSIDIARIES
         OFFICERS AND MANAGERS
         Vice President, USG Corporation;                                                      45%
         Executive Vice President Strategic Manufacturing & Capital
            Investments, North American Gypsum and Worldwide Ceilings

         Executive Vice President - Operations, North American Gypsum

         Senior Vice President & Controller, USG Corporation;
         Executive Vice President Financial Operations, North
            American Gypsum and Worldwide Ceilings
---------------------------------------------------------------------------------------------------------------
         Vice President Research & Technology, USG Corporation                                 40%
         Executive Vice President & COO, L&W Supply Corporation
         Senior Vice President International, USG Interiors, Inc
         Vice President Human Resources, USG Corporation
         Vice President & Chief Information Officer, USG Corporation
         Vice President Communications, USG Corporation
         Vice President Corporate Customer Relations
---------------------------------------------------------------------------------------------------------------
USG CORPORATION, OPERATING SUBSIDIARIES & PROFIT CENTERS
         OFFICERS AND MANAGERS
         Position Reference Point: $159,450 and over                                           35%
         Position Reference Point: $146,470 - $159,449                                         30%
         Position Reference Point: $133,500 - $146,469                                         25%
         Position Reference Point: $119,890 - $133,449                                         20%
         Position Reference Point: $106,900 - $119,889                                         15%
         Position Reference Point: $  94,060 - $106,899                                        10%
---------------------------------------------------------------------------------------------------------------
The par opportunity for the General Manager, Materials Division is 35%.


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AWARDS


Incentive awards for all participants in the 2000 Annual Management Incentive Program will be reviewed and approved by the Subcommittee.

THE TOTAL OF ALL INCENTIVE AWARDS PAID UNDER THIS PROGRAM WILL NOT EXCEED 4.0% OF USG CORPORATION'S 2000 CONSOLIDATED GOAL INCOME. IN THE EVENT THAT AWARDS OTHERWISE PAYABLE PURSUANT TO THE ANNUAL MANAGEMENT INCENTIVE PROGRAM EXCEED SUCH AMOUNT, ALL AWARDS WILL BE REDUCED PRORATA TO AN AGGREGATE AMOUNT EQUAL TO 4.0%.

For all participants, the annual incentive award opportunity is the annualized salary in effect at the beginning of the calendar year (March 1 of the calendar year for the twenty most senior executives) multiplied by the applicable position target incentive value percent.

Incentive awards for 2000 will be based on:

          NET EARNINGS:                      20% - 60% OF INCENTIVE
          based on the Corporation's year-end financial statements.

          GOAL INCOME:                       20% - 60% OF INCENTIVE
          (net sales less cost of sales and selling and administrative expenses) based on the Corporation's year-end financial statements.

          STRATEGIC FOCUS TARGET:   20% OF INCENTIVE

          PERSONAL PERFORMANCE:     20% OF INCENTIVE
          [except in the case of the twenty (20) most senior executives whose awards are based solely on degree of achievement of Net Earnings and/or Goal Income (60%) and Strategic Focus Target (40%) results].

               Except in the case of a Named Executive Officer, other appropriate performance measures as approved by the Subcommittee.

1. For participants to qualify for the NET EARNINGS and/or GOAL INCOME segment comprising 60% of their award, their respective organization (e.g. Corporation/Group/ Subsidiary, etc. as described on page 6) must achieve 75% or higher of its net earnings or goal income target.

2. NET EARNINGS and GOAL INCOME segment award amounts will be determined according to the following schedule:

             Net Earnings/               Adjustment Factor for Corporate, Group,
             Goal Income Achievement     Subsidiary or Profit Center Performance
             -------------------------------------------------------------------
             Below     75%                                 0%
                       75%                                50%
                       80%                                60%
                       90%                                80%
                      100%                               100%
                      110%                               120%
                      120%                               140%
                      140%                               180%
                      150%                               200%



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3.   For participants to qualify for the STRATEGIC FOCUS TARGET segment comprising 20% (40% for the twenty most senior executives) of their incentive award, their respective organization must achieve a minimum level of performance related to the specified strategic focus. The Strategic Focus Targets will be measurable, verifiable and derived from the formal strategic planning process (e.g., cost reduction, sales growth, market share gain, margins, etc.). The award adjustment factor for this segment will range from 0.5 (after achieving minimum performance levels) to 2.0 for maximum attainment. Participants will receive schedules of Strategic Focus Targets upon approval by the Subcommittee.

4. Except with respect to the twenty (20) most senior executives (including the Named Executive Officers) whose awards are based solely on achievement of Net Earnings, Goal Income and Strategic Focus Targets, participants will have a third segment comprising 20% of their incentive award based upon their individual Personal Performance Rating according to the following schedule:

          Personal                                    Personal Performance
          Performance Rating                          Adjustment Range
          ----------------------------------------------------------------------
          Far Exceeded Expectations                   1.70 - 2.00
          ----------------------------------------------------------------------
          Exceeded Expectations                       1.20 - 1.50
          ----------------------------------------------------------------------
          Achieved Expectations                       1.00 - 1.10
          ----------------------------------------------------------------------
          Partially Achieved Expectations             0.80 - 0.90
          ----------------------------------------------------------------------
          Did Not Meet Expectations                   No Award
          ----------------------------------------------------------------------

     The maximum incentive award including all segments of this Program is 200% of the target incentive opportunity.

5. Target incentive award opportunities and calculations of awards for participants will be based on the achievement of specific Corporate, Group, Subsidiary and/or Profit Center net earnings, goal income and strategic focus targets as displayed on the following page or as otherwise may be established subject to approval of the Chairman:








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

                                            BASIS FOR
                                            FINANCIAL MEASURES                            BASIS FOR
                                            INCENTIVE AWARD                               STRATEGIC FOCUS
PARTICIPANTS                                (60% OF TARGET INCENTIVE)                     INCENTIVE AWARD
-------------------------------------------------------------------------------------------------------------
USG CORPORATION

-   Senior Executive Management             60% Net Earnings, USG Corporation                    40%

-   USG Corporation Staff                   60% Net Earnings, USG Corporation                    20%

NORTH AMERICAN GYPSUM

-   VP, USG Corporation;                    20% Net Earnings, USG Corporation                    40%
    President & CEO, U.S. Gypsum Co         40% Goal Income, U.S. Gypsum Company
-   Exec VP - Operations, NAG

-   General Mgr - IGD                       10% Goal Income, North American Gypsum               20%
-   General Mgr - Materials Division        20% Goal Income, U.S. Gypsum Company
-   Profit Center Staff                     30% Goal Income, Profit Center/Division

-   Sr VP & General Mgr, CGC, Inc           20% Net Earnings, USG Corporation                    40%
                                            20% Goal Income,  North American Gypsum
                                            20% Goal Income, CGC, Inc

-   President & General Mgr, YPSA           20% Goal Income, North American Gypsum               20%
                                            40% Goal Income, YPSA

-   Customer Service Staff                  20% Net Earnings, USG Corporation                    20%
                                            20% Goal Income, U.S. Gypsum Company
                                            20% Goal Income, USG Interiors, Inc.

-   U.S. Gypsum Staff                       25% Goal Income, North American Gypsum               20%
                                            35% Goal Income, U.S. Gypsum Company

-   CGC, Inc Staff                          20% Goal Income, North American Gypsum               20%
                                            40% Goal Income, CGC, Inc

WORLDWIDE CEILINGS

-   VP, USG Corporation;                    20% Net Earnings, USG Corporation                    40%
    President & CEO, USG Interiors          40% Goal Income, Worldwide Ceilings
-   Sr VP International, USG Interiors

-   USG Interiors, Inc Staff                25% Goal Income, Worldwide Ceilings                  20%
                                            35% Goal Income, USG Interiors, Inc

L&W SUPPLY CORPORATION

-   Exec VP & COO, L&W Supply               20% Net Earnings, USG Corporation                    40%
                                            20% Goal Income, North American Gypsum
                                            20% Goal Income, L&W Supply

-   L&W Supply Corporation Staff            20% Goal Income, North American Gypsum               20%
                                            40% Goal Income, L&W Supply

                                            10% Goal Income, North American Gypsum               20%
                                            20% Goal Income, L&W Supply Corporation
                                            30% Goal Income, Profit Center (Business Unit)


6.   SPECIAL AWARDS

     In addition to the incentive opportunity provided by this Program, a special award may be recommended for any participant or non-participant, other than a Named Executive Officer, who has made an extraordinary contribution to the Corporation's welfare or earnings.


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GENERAL PROVISIONS

1. The Subcommittee shall review and approve the awards recommended for officers and other employees who are eligible participants in the 2000 Annual Management Incentive Program. The Subcommittee shall submit to the Board of Directors, for their ratification, a report of the awards for all eligible participants including corporate officers approved by the Subcommittee in accordance with the provisions of the Program.

2. The Subcommittee shall have full power to make the rules and regulations with respect to the determination of achievement of goals and the distribution of awards. No awards will be made until the Subcommittee has certified goal achievement and applicable awards in writing.

3. The judgement of the Subcommittee in construing this Program or any provisions thereof, or in making any decision hereunder, shall be final and conclusive and binding upon all employees of the Corporation and its subsidiaries whether or not selected as beneficiaries hereunder, and their heirs, executors, personal representatives and assigns.

4. Nothing herein contained shall limit or affect in any manner or degree the normal and usual powers of management, exercised by the officers and the Board of Directors or committees thereof, to change the duties or the character of employment of any employee of the Corporation or to remove the individual from the employment of the Corporation at any time, all of which rights and powers are expressly reserved.

5. No award will be paid to a Program participant who is not a regular full-time employee in good standing at the end of the calendar year to which the award applies; except an award which would otherwise be payable based on goal achievement may be recommended in the event of retirement, disability or death or in the event the participant is discharged without cause from the employment of the company during the year.

6. The awards made to employees shall become a liability of the Corporation or the appropriate subsidiary as of December 31, 2000 and all payments to be made hereunder will be made as soon as practicable after said awards have been approved.

ADMINISTRATIVE GUIDELINES

1. Award values will be based on annualized salary in effect for each qualifying participant at the beginning of the year (March 1 for the twenty most senior executives). Any change in duties, dimensions or responsibilities of a current position resulting in a new evaluation and an increase or decrease in reference points will be applied for Incentive Program purposes on a prorata basis with the respective reference point and target incentive value to apply for the actual number of full months of service at each evaluation except for such a change with respect to a Named Executive Officer, in which case any change in reference points and target incentive value, for any reason, shall not become effective until January 1 of the following year.

2. As provided by the Program, no award is to be paid any participant who is not a regular full-time employee in good standing at the end of the calendar year to which the award applies. However, in the event an eligible participant with three (3) or more months of active service in the Program year subsequently retires, becomes disabled or dies, or is discharged from the employment of the Company without cause, the participant (or beneficiary) may receive an award which would otherwise be payable based on goal achievement, prorated for the actual months of active service during the year.

3. Employees participating in any other incentive or bonus program of the parent Corporation or a Subsidiary who are transferred during the year to a position covered by the Annual Management Incentive Program (other than a Named Executive Officer) will be eligible to receive a potential award prorated for actual full months of service in the two positions with the respective incentive program and target incentive values to apply. For example, a Marketing Manager promoted to Director, Marketing on August 1, will be eligible to receive a prorata award for seven months based on the Marketing Manager Plan provisions and values, and for five months under the Annual Management Incentive Program provisions and target incentive values.



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4.   In the event of transfer of an employee (other than a Named Executive
     Officer) from an assignment which does not qualify for participation in any incentive or bonus plan to a position covered by the Annual Management Incentive Program, the employee is eligible to participate in the Annual Management Incentive Program with any potential award prorated for the actual months of service in the position covered by the Program during the year. A minimum of three months of service in the eligible position is required.

5. Participation during the current Program year for individuals employed from outside the Corporation is possible with any award to be prorated for actual full months of service in the eligible position. A minimum of three full months of service is required for award consideration.

6. Exceptions to established administrative guidelines can only be made by the Subcommittee and only with respect to participants other than Named Executive Officers.

7. For purposes of this Program, a "NAMED EXECUTIVE OFFICER" will include any executive officer who is deemed a "named executive officer" for 2000 under
     Item 402 (a)(3) of Regulation S-K under the Securities Exchange Act of 1934 and was employed by the Corporation or a Subsidiary on the last day of the year.















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